SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): April 29, 1999


                           WORKFLOW MANAGEMENT, INC.
            (Exact name of Registrant as specified in its charter)



             DELAWARE                     0-24383                 06-1507104
(State or other jurisdiction of         (Commission              (IRS Employer
          incorporation)                File Number)         Identification No.)





240 ROYAL PALM WAY, PALM BEACH, FLORIDA                            33480
(Address of Principal Executive Offices)                         (Zip Code)




Registrant's telephone number, including area code:  (561) 659-6551

                                            N/A
--------------------------------------------------------------------------------
           (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

        A press release dated April 29, 1999, regarding the formation of a new business unit iGetSmart.com by Workflow Management, Inc. is filed with this Form 8-K as Exhibit 99.1

                             SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WORKFLOW MANAGEMENT, INC.


                                          By:   /s/ Thomas B. D'Agostino
                                               --------------------------
                                               Thomas B. D'Agostino
                                               Chairman of the Board, President
                                               and Chief Executive Officer


Date:  April 29, 1999

                          EXHIBIT INDEX



EXHIBIT NO.                  DESCRIPTION OF EXHIBITS
----------                   -----------------------
     99.1                    Press release dated April 29, 1999

FOR IMMEDIATE RELEASE


                            WORKFLOW MANAGEMENT
                FORMS NEW INTERNET BUSINESS UNIT - iGetSmart.com

        PALM BEACH, Fla., April 29, 1999 - Workflow Management, Inc. (Nasdaq:
WORK) announced today the formation of a new business unit, iGetSmart.com, which will focus on maximizing its GetSmartTM, business-to-business, e-commerce system.

        Having been developed and utilized for the past 10 years, Workflow's proprietary GetSmartTM software is providing the platform for the Company's electronic outsourcing and facilities management capabilities. Utilizing this system enables Workflow's customers to realize time and cost savings by outsourcing much of the non-core operations typically associated with the purchasing and managing of office consumables. Workflow Management's client roster includes over 23,000 businesses that range in size from small and home offices to Fortune 500 companies like Aetna, Coca Cola, Microsoft and Canon.

        Workflow Chairman and Chief Executive Officer, Tom D'Agostino, Sr., commented, "iGetSmart.com is being separated from its current position inside Workflow to make certain that the continued implementation of the group's business plan receives maximum management attention. We want to ensure that the profitable growth of this unit is tracked and monitored."

        The new unit will report to Tom D'Agostino, Jr., President and Chief Operating Officer of Workflow's Integrated Business Services Division, and will be staffed with a separate management team that will include a national sales manager, a director of MIS and a CFO. The full management team will be named in the next several weeks. In keeping with the Company's efforts to track the unit's success, iGetSmart.com will also be reporting its quarterly financial results separately.

        Mr. D'Agostino, Sr. went on to say, "Initially, the unit will have annual revenues of approximately $25 million, which is our current level of pure business-to-business e-commerce activity. We've seen how our clients like VeryFine and Brookstone have benefited from our services through our cutting-edge GetSmartTM software and back-end fulfillment services. We believe that our e-commerce software solution is truly the best and are highly confident that iGetSmart.com will continue to expand its large customer base."

        The new unit also plans to fully develop a more retail-oriented business strategy and internet site to deliver its full product line of business printing and office consumables as well as its innovative e-commerce purchasing and inventory management system to the small office/home office ("SOHO") marketplace.

"We're excited about the opportunity and potential that exists in bringing this technology to the SOHO marketplace," concluded Mr. D'Agostino, Sr.

        Workflow Management reports that iGetSmart.com will generate revenue from four primary sources: First, by selling its e-commerce based outsourcing and facilities management system to new clients and existing non-e-commerce based clients. Second, by being the fulfillment back-end for a myriad of SOHO products and solutions through its strategic alliances and website. Third, by being the preferred print and graphics provider on several e-commerce, one-stop-shop portal sites that are currently in the market and currently being brought to market. And, finally, by leasing other product providers space on the GetSmartTM system.

        Workflow Management, Inc. serves over 23,000 businesses in the United States and Canada through its integrated business service operations and fulfillment centers, providing a one-stop shop for companies to purchase a full product line of business printing and office consumables. The Company currently employs more than 2,400 people.

        THIS PRESS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS," WITHIN THE MEANING OF FEDERAL SECURITIES LAWS, THAT INVOLVE RISKS AND UNCERTAINTIES. ALL STATEMENTS HEREIN, OTHER THAN THOSE CONSISTING SOLELY OF HISTORICAL FACTS, THAT ADDRESS ACTIVITIES, EVENTS OR DEVELOPMENTS THAT THE COMPANY EXPECTS OR ANTICIPATES WILL OR MAY OCCUR IN THE FUTURE, INCLUDING SUCH THINGS AS BUSINESS STRATEGY, MEASURES TO IMPLEMENT STRATEGY, COMPETITIVE STRENGTHS, GOALS, REFERENCES TO FUTURE SUCCESS AND OTHER EVENTS, MAY BE FORWARD-LOOKING STATEMENTS. STATEMENTS HEREIN ARE BASED ON CERTAIN ASSUMPTIONS AND ANALYSES BY THE COMPANY IN LIGHT OF ITS EXPERIENCE AND ITS PERCEPTION OF HISTORICAL TRENDS, CURRENT CONDITIONS AND POTENTIAL FUTURE DEVELOPMENTS, AS WELL AS OTHER FACTORS IT BELIEVES ARE APPROPRIATE IN THE CIRCUMSTANCES. HOWEVER, WHETHER ACTUAL RESULTS, EVENTS AND DEVELOPMENTS WILL CONFORM WITH THE COMPANY'S EXPECTATIONS IS SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES AND IMPORTANT FACTORS COULD CAUSE ACTUAL RESULTS, EVENTS AND DEVELOPMENTS TO DIFFER MATERIALLY FROM THOSE REFERENCED IN, CONTEMPLATED BY OR UNDERLYING ANY FORWARD-LOOKING STATEMENTS HEREIN, INCLUDING, AMONG OTHERS, THE COMPANY'S ABILITY TO INTEGRATE ACQUIRED BUSINESSES INTO ITS EXISTING OPERATIONS, THE CONTINUED DEVELOPMENT AND VIABILITY OF THE COMPANY'S OPERATIONS, THE COMPANY'S ABILITY TO MANAGE ITS GROWTH, THE IMPACT OF INDUSTRY AND ECONOMIC CONDITIONS, COMPETITION AND OTHER FACTORS, MANY OF WHICH ARE BEYOND THE CONTROL OF THE COMPANY. CONSEQUENTLY, ALL FORWARD-LOOKING STATEMENTS MADE HEREIN ARE QUALIFIED BY THESE CAUTIONARY STATEMENTS AND THE CAUTIONARY LANGUAGE SET FORTH IN THE COMPANY'S MOST RECENT FORM 10-K REPORT AND OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THERE CAN BE NO ASSURANCE THAT THE ACTUAL RESULTS, EVENTS OR DEVELOPMENTS REFERENCED HEREIN WILL OCCUR OR BE REALIZED.


For further information, contact:

At The Company                                   At Financial Relations Board
--------------                                   -----------------------------
Thom Scott                                     Glenn Sapadin (General Inquiries)
Director of Marketing and Communications    Nicole Innarella (Analyst Inquiries)
Workflow Management, Inc.                      Deanne Eagle (Media Inquiries)
(561) 659-6551, ex. 320                                (212) 661-8030